                                                                   EXHIBIT 99.1
                                                                   ------------


          RETAIL VENTURES, INC. REPORTS THIRD QUARTER OPERATING RESULTS
          -------------------------------------------------------------

Columbus, Ohio, December 8, 2003 /Business Wire/ -- Retail Ventures, Inc. (NYSE:
RVI) today announced its consolidated financial results for the third quarter ended November 1, 2003.

- Net sales for the third quarter ended November 1, 2003 increased 10.3% to $680.6 million from $617.0 million for the quarter ended November 2, 2002.

- Comparable store sales for the quarter increased 5.4% when compared to the same period last year.

- Operating profit for the quarter was $12.3 million compared to a $3.1 million profit for the prior year's quarter.

- The net income for the quarter was $0.9 million, or $0.03 per share on a diluted basis, compared to a net loss of $3.5 million, or $0.10 per share on a diluted basis last year.

- At 4:00 p.m. EST, on December 8, 2003, the Company's management team will host a conference call to review the financial results. The conference call will be simultaneously broadcast over the Internet at www.retailventuresinc.com. A replay will be available from 6:00 p.m. EST December 8, 2003 through January 8, 2004. To listen to the replay, dial 1-800-839-0860 and reference confirmation code number 1266.

Retail Ventures, Inc., headquartered in Columbus, Ohio, is a leading off-price retailer with stores in 29 states in the Midwest, Northeast and Southeast. It currently operates 116 Value City Department Stores, 21 Filene's Basement Stores and 142 DSW stores.

SOURCE: Retail Ventures, Inc.

Contact: Jim McGrady, Chief Financial Officer - (614) 478-2208



                                       4
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                              RETAIL VENTURES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                                     November 1,      February 1,       November 2,
                                                                            2003             2003              2002
                                                                            ----             ----              ----
                                                                     (Unaudited)                        (Unaudited)
ASSETS
Cash and equivalents                                              $        8,529    $      11,059   $        30,626
Accounts receivable, net                                                   8,163           10,666            18,423
Receivables from affiliates                                                1,012              933               533
Inventories                                                              547,718          389,825           487,931
Prepaid expenses and other assets                                         22,337           19,354            19,278
Deferred income taxes                                                     57,349           51,317            60,159
--------------------------------------------------------------------------------------------------------------------------------
Total current assets                                                     645,108          483,154           616,950
--------------------------------------------------------------------------------------------------------------------------------

Property and equipment, net                                              241,042          233,452           238,180

Goodwill                                                                  37,619           37,619            37,619
Tradenames and other intangibles, net                                     44,627           47,583            48,579
Other assets                                                              29,521           29,991            35,523
--------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                      $      997,917    $     831,799  $        976,851
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                                  $      231,683    $     160,809  $        231,097
Accounts payable to affiliates                                             1,661            4,228             2,653
Accrued expenses                                                         125,631          135,918           135,337
Current maturities of long-term obligations                                  799              809               782
--------------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                359,774          301,764           369,869
--------------------------------------------------------------------------------------------------------------------------------

Long-term obligations, net of current maturities                         381,583          264,664           349,678
Other noncurrent liabilities                                              50,482           44,207            38,193
Shareholders' equity                                                     206,078          221,164           219,111
--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity                        $      997,917    $     831,799  $        976,851
--------------------------------------------------------------------------------------------------------------------------------

                              RETAIL VENTURES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (Dollars in thousands, except per share amounts)
                                   (Unaudited)

                                                         Thirteen Weeks Ended                 Thirty-nine Weeks Ended
                                                     ------------------------------     ---------------------------------
                                                     November 1,       November 2,     November 1,            November 2,
                                                            2003              2002             2003                  2002
                                                    ------------      ------------     ------------          ------------
Net sales, excluding sales
     of licensed departments                         $   680,639       $   616,990      $ 1,873,765         $   1,771,964
Cost of sales                                            419,251           383,921        1,159,291             1,092,109
-----------------------------------------------------------------------------------------------------------------------------------
Gross profit                                             261,388           233,069          714,474               679,855
Selling, general and
     administrative expenses                             250,575           231,241          717,491               673,855
License fees and other
     operating income                                      1,454             1,257            4,246                 5,850
-----------------------------------------------------------------------------------------------------------------------------------
Operating profit                                          12,267             3,085            1,229                11,850
Interest expense, net                                      8,596             8,765           26,248                22,966
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before (provision) benefit for
     income taxes and cumulative effect of
     accounting change                                     3,671            (5,680)         (25,019)              (11,116)
(Provision) benefit for income taxes                      (2,770)            2,184            9,099                 4,199
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect of
     accounting change                                       901            (3,496)         (15,920)               (6,917)
Cumulative effect of accounting change,
     net of income taxes                                      --                --               --                (2,080)
-----------------------------------------------------------------------------------------------------------------------------------
Net Income (loss)                                    $       901       $    (3,496)     $   (15,920)        $      (8,997)
-----------------------------------------------------------------------------------------------------------------------------------
Shares used in per share calculations:
     Basic                                                33,783            33,677           33,738                33,652
     Diluted                                              34,173            33,677           33,738                33,652
Basic and diluted earnings (loss) per share:

Income (loss) before cumulative effect of
     accounting change                               $      0.03      $     (0.10)      $     (0.47)               $(0.21)
Cumulative effect of accounting change, net
     of income taxes                                          --                --               --                 (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Basic and diluted earnings (loss) per share          $      0.03       $    (0.10)      $     (0.47)        $       (0.27)
-----------------------------------------------------------------------------------------------------------------------------------
Same store sales:
     Value City Department Stores                            2.3%             (7.2)%          (0.4)%                 (4.9)%
     DSW Shoe Warehouse                                     11.7               1.8             4.2                    0.3
     Filene's Basement                                       8.5               0.0             0.6                    1.9
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                        5.4%             (4.6)%           0.9%                  (3.0)%
-----------------------------------------------------------------------------------------------------------------------------------
Store count at end of period:
     Value City Department Stores                                                               116                   116
     DSW Shoe Warehouse                                                                         137                   124
     Filene's Basement                                                                           21                    20
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                           274                   260
-----------------------------------------------------------------------------------------------------------------------------------

SOURCE: Retail Ventures, Inc.